ASSOCIATED MEDIA HOLDINGS, INC.

__________ Shares of Common Stock, $.00025 par value. Sale price shall be $_____.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (COLLECTIVELY, "STATE ACTS"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM SAID REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES OFFERED HEREBY ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF SECURITIES AND EXCHANGE COMMISSION RULE 144. THE SECURITIES OFFERED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH SECURITIES HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE ACTS, OR (B) TRANSFERRED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES OFFERED HEREBY ARE ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE DISCLOSURE DISCUSSING THESE SECURITIES IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUBSCRIPTION AGREEMENT

To: ASSOCIATED MEDIA HOLDINGS, INC.

1. The undersigned hereby subscribes to the number of securities set forth on the signature page hereof. The undersigned agrees that this subscription shall be irrevocable, but the undersigned understands that ASSOCIATED MEDIA HOLDINGS, INC. ("the COMPANY"), in its sole discretion, has the right to reject this subscription, in whole or in part, and immediately return the subscription payment without interest.

2.1 The undersigned hereby represents and warrants that:

(Please read and initial each response:)

2.2 All information which the undersigned has provided to the Company concerning the undersigned's status as a qualified or accredited investor, including the information contained in the Investor Questionnaire attached hereto as Exhibit A, is correct and complete, and the undersigned understands that the Company is relying thereon with respect to compliance with the securities laws.

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2.3 The undersigned understands that (i) the securities have not been registered under the Securities Act in reliance upon exemptions from registration afforded by Section 4(2) and Regulation D, Rule 506 under the Securities Act, and the securities have not been registered or qualified under any state securities laws in reliance upon applicable exemptions; (ii) the undersigned must bear the economic risk of this investment for an indefinite period of time because the securities are not so registered under the Securities Act or any state securities laws; (iii) the securities may not be resold unless subsequently registered under the Securities Act or applicable state securities laws or unless an exemption from such registration is available; (iv) there is no market for the securities nor is it anticipated that any market will arise in the immediate future; and (v) only the Company may register or qualify the securities for sale under the Securities Act and applicable state securities laws, and the Company is under no obligation to take any action to register the securities or to make available any exemption from the registration or qualification requirements of the Securities Act or applicable state securities laws. The undersigned hereby covenants and agrees not to sell, assign, transfer or dispose of the securities except in compliance with the Securities Act and applicable state securities laws.

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2.4 The undersigned understands that the Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy the securities in any jurisdiction or to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

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2.5 The undersigned has knowledge and experience in financial or business matters or has engaged a Purchaser Representative (as defined in SEC Rule 501) with such knowledge and experience by the name of __________________________ [if the undersigned has no Purchaser Representative, insert "none"] to be capable of evaluating the merits and risks of investing in the securities and of making an informed investment decision, and has sufficient financial resources to bear the total economic loss of the investment.

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2.6 The undersigned recognizes that the Company is a development stage company with no revenue and no customers and therefore has limited financial information and no operating history and that an investment in the securities involves substantial risks which may result in the loss of the total investment. If the Company does not execute on its business plan or complete its product and service offerings, the Company may never have any clients or achieve any revenue.

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2.7 The undersigned recognizes that the Company will need substantial additional capital in order to execute its business plan. The Company is currently seeking to raise working capital from accredited investors and the Company intends to conduct additional private placements. The Company cannot and does not offer any assurances that the Company will be able to obtain any further equity or debt financing, or if such financing is available, that it will be available on acceptable terms. If such financing is not available when required or is not available on acceptable terms, the Company will be unable to develop or enhance its products and services, take advantage of business opportunities or respond to competitive pressures, any of which could have a material adverse effect on its business, financial condition and results of operations. The unavailability of such additional financing could also require the Company to cease operations and initiate liquidation proceedings. Additional equity financing, if obtained, could result in substantial dilution to existing investors, including the undersigned.

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2.8 The undersigned has had an opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished. In particular, the undersigned acknowledges and agrees that it has been given access to, or has been furnished with, all material books and records of the Company and all material contracts and documents related to the proposed transaction. All such questions have been answered, and all such additional information has been provided, to the full satisfaction of the undersigned, none of which answers or additional information are in any way inconsistent with the information provided to the undersigned. The undersigned acknowledges that, except as set forth herein, no representations or warranties have been made to it, or to its advisors or representatives, by the Company or others with respect to the business of the Company and its financial condition.

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2.9 The undersigned acknowledges that the investment in this Company was not effected by any means of general advertising or general solicitation of an investment in the Company and that such investment is considered a private transaction.

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2.10 The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain complete loss of the investment in the securities and has no need for liquidity of the investment in the securities.

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2.11 The undersigned acknowledges that it has never been promised, guaranteed, or warranted to me by the Company, its agents, employees, or any other person, expressly or by implication, any of the following:

(a) The approximate or exact length of time that I will be required to remain as owner of the Company's Securities.

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(b) Any expected percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of my investment; and

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(c) Any expected amount of percentage of tax deduction or other tax benefit as a result of my investment.

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2.12 The undersigned understands that no securities administrator of any country/state/county has made any finding or determination relating to the fairness for investment of the securities.

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3. The undersigned hereby agrees to indemnify the Company and its directors, officers, agents, attorneys and shareholders and hold them harmless from and against any and all loss, damage, liability or expense (including costs and reasonable attorney's fees) to which they may be subject or which they may incur by reason of or in connection with any misrepresentation made by the undersigned, any breach of any of the undersigned's representations or warranties, or the undersigned's failure to fulfill any of the undersigned's covenants or agreements, under this Subscription Agreement, the Investor Questionnaire or any other document furnished by the undersigned. This Subscription Agreement and the Investor Questionnaire and the representations and warranties and indemnification contained herein and therein shall be binding upon the undersigned, the undersigned's heirs, executors, administrators, successors and assigns, and shall survive the acceptance of this Subscription and the sale of the securities.

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4. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act, the undersigned (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 270-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. The undersigned understands and covenants that the securities shall bear, substantially, the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable state securities laws:

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REAONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH

ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE STATE SECURITES LAW. MOREOEVER, THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A SUBSCRIPTION AGREEMENT. A COPY OF THE SUBSCRIPTION AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

6. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated, except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts (and by facsimile signature), and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

8. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and the undersigned's heirs, executors, administrators, successors legal representatives and assigns.

9. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements with respect to the subject matter hereof except as stated or referred to herein.

10. This Subscription Agreement is not transferable or assignable by the Subscriber or any successor thereto.

11. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to such state's conflicts of laws principles.

[Indicate amount and price of securities subscribed]

_____________ shares of Common Stock at $ 1.00 per share of **ASSOCIATED MEDIA HOLDINGS, INC.** for a total price of:

$_____________

Please make check payable to " **ASSOCIATED MEDIA HOLDINGS, INC."**

IN WITNESS WHEREOF, the undersigned has executed this Agreement on this ___ day of _____________, 2005.

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(Signature)

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Type or print name

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Address

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City, State, Zip

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Telephone

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Soc. Sec. or other I.D. No.

ACCEPTED:_______________________________, 2005

ASSOCIATED MEDIA HOLDINGS, INC.

By: ______________________________________
Name:
Title: